Supplement dated September 28, 1999 to the MainStay VP Series Fund, Inc. Prospectus dated May 1, 1999, as supplemented May 1, 1999 and August 31, 1999

     On the cover page, the reference to "11 Portfolios" is changed to "14 Portfolios."

     On the cover page, the following is inserted immediately after "Capital Appreciation Portfolio":

          "Eagle Asset Management Growth Equity Portfolio"

     On the cover page, the following is inserted immediately after the heading "Growth and Income":

          "American Century Income & Growth Portfolio"

     On the cover page, the following is inserted immediately after "Convertible Portfolio."

          "Dreyfus Large Company Value Portfolio"

     On page A-3 the second full paragraph is deleted and replaced with the following:

     "The Fund issues for investment fourteen separate classes of capital stock, each of which represents a separate portfolio of investments -- the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity"), the MainStay VP Indexed Equity Portfolio ("Indexed Equity"), the MainStay VP American Century Income and Growth Portfolio ("American Century Income and Growth"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value") and the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity"), (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity."

     On page A-4 the reference to "11 Portfolios" is changed to "14 Portfolios."

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     The following information pertaining to the Eagle Asset Management Growth
Equity Portfolio is inserted following page A-5:

                 EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the Portfolio's total assets in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's total assets will be invested in common stock with market capitalization of greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Sub-Adviser, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500, or

- high profit margin, or

- consistent and predictable earnings.

The Sub-Adviser selects common stock of a company based in part on the sustainability of the company's competitive advantage in the marketplace as well as the strength of the company's management team.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

     The following information pertaining to the American Century Income & Growth Portfolio is inserted following page A-8:

                   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Sub-Adviser, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer the Sub-Adviser constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

     The following information pertaining to the Dreyfus Large Company Value Portfolio is inserted following page A-9:

                     DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization domestic and foreign issuers which are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio's economic sector weightings generally approximate those of the S&P 500(R) Index.

INVESTMENT PROCESS -- In choosing stocks, the Sub-Adviser uses proprietary computer models to identify stocks that appear favorably priced and that may benefit from the current market and economic conditions. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as: new products or markets; opportunities for greater market share; more effective management; or positive changes in corporate structure or market perception.

The Portfolio may also invest some assets in options futures and foreign currencies. The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Since the Portfolio invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Principal investments include DERIVATIVES such as options and futures. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

     On page A-19, the following is inserted after the second full paragraph under the heading "Investment Advisers":

     "New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the American Century Income & Growth, Dreyfus Large Company Value, and Eagle Asset Management Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts amounting to over $75 billion as of December 31, 1998."

     On page A-19, the fourth, fifth and sixth full paragraphs under the heading "Investment Advisers" are deleted and replaced with the following:

     "Pursuant to the Investment Advisory Agreement for each Portfolio, MacKay-Shields, Madison Square Advisors, New York Life or Monitor is subject to the supervision of the Directors and, in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. New York Life, with the approval of the Board of Directors, selects and employs Sub-Advisers for the Portfolios it manages, monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of New York Life, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. New York Life pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by New York Life or by the Directors in which case they would no longer manage the Portfolio.

     The Fund, on behalf of each Portfolio, pays MacKay-Shields, Madison Square Advisors, New York Life or Monitor a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                                              ANNUAL RATE
                                                              -----------
Capital Appreciation Portfolio..............................     .36%
Cash Management Portfolio...................................     .25%
Convertible Portfolio.......................................     .36%
Government Portfolio........................................     .30%
High Yield Corporate Bond Portfolio.........................     .30%
Indexed Equity Portfolio....................................     .10%
International Equity Portfolio..............................     .60%
Total Return Portfolio......................................     .32%
Value Portfolio.............................................     .36%
American Century Income & Growth Portfolio..................     .50%
Bond Portfolio..............................................     .25%
Dreyfus Large Company Value Portfolio.......................     .60%
Eagle Asset Management Growth Equity Portfolio..............     .50%
Growth Equity Portfolio.....................................     .25%

     SUB-ADVISERS. Each Sub-Adviser is employed by New York Life, subject to approval by the Board of Directors, and the shareholders of the applicable Portfolio. New York Life recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

     Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. For these services, the Sub-Advisers are paid a monthly fee by New York Life, not the Portfolios (see the SAI for a breakdown of fees.) Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and New York Life, these parties do not evaluate the investment merits of specific securities transactions.

     American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio.

     The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio. The Dreyfus Corporation is an indirect wholly owned subsidiary of Mellon Bank Corporation, which provides a comprehensive range of financial products and services.

     Eagle Asset Management, Inc., whose principal place of business is St. Petersburg, Florida, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients."

     On page A-20, the following portfolio manager biographies are hereby inserted immediately following the biography of Richard Rosen under the heading "Portfolio Managers -- Biographies"

     "JOHN SCHNIEDWIND -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. He is Senior Vice President and Group Head -- Quantitative Equity, at American Century which he joined in 1982.

     KURT BORGWARDT -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. He joined American Century in 1990 and has served as the Director of Quantitative Equity Research since then.

     TIMOTHY M. GHRISKEY -- Mr. Ghriskey is the Portfolio Manager of the Dreyfus Large Company Value Portfolio and has been with Dreyfus since July 1995. From 1988 to June 1995 Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company.

     ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994."

     On page A-22, the first paragraph immediately following the heading "Custodian" is deleted and replaced with the following:

     "For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Growth Equity, and Indexed Equity Portfolios, The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets."

     On page A-26, the following information about the performance of the American Century Income & Growth Portfolio, Dreyfus Large Company Value Portfolio and Eagle Asset Management Portfolio is hereby added to the Financial Highlights table:

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                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                AMERICAN CENTURY                 DREYFUS LARGE            EAGLE ASSET MANAGEMENT
                                            INCOME & GROWTH PORTFOLIO       COMPANY VALUE PORTFOLIO       GROWTH EQUITY PORTFOLIO
                                            -------------------------       -----------------------       -----------------------
                                                  MAY 1, 1998**                  MAY 1, 1998**                 MAY 1, 1998**
                                                TO DEC. 31, 1998               TO DEC. 31, 1998              TO DEC. 31, 1998
                                            -------------------------       -----------------------       -----------------------
NET ASSET VALUE AT BEGINNING OF PERIOD....           $ 10.00                        $ 10.00                       $  10.0
                                                     -------                        -------                       -------
Net investment income (loss)..............              0.05                           0.05                          0.01
Net realized and unrealized gain (loss) on
  investments.............................              0.91                           0.23                          1.78
                                                     -------                        -------                       -------
Total from investment operations..........              0.96                           0.28                          1.79
                                                     -------                        -------                       -------
Less dividends:
  From net investment income..............             (0.05)                         (0.05)                        (0.01)
                                                     -------                        -------                       -------
NET ASSET VALUE AT END OF PERIOD..........           $ 10.91                        $ 10.23                       $ 11.78
                                                     =======                        =======                       =======
Total investment return#..................              9.60%                          2.83%                        17.85%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)............              1.20%*                         1.02%*                        0.11%*
  Net expenses............................              0.85%*                         0.95%*                        0.85%*
  Expenses (before reimbursement).........              1.30%*                         1.39%*                        1.28%*
Portfolio turnover rate...................                34%                            98%                           31%
Net assets at end of period (in 000's)....           $30,167                        $18,918                       $18,467

------------
 *  Annualized.
**  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

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